Note 5 - Fixed Assets (Details) (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Fixed assets
Computers and office equipment	$ 15,627	$ 24,449
Website development costs	99,880	99,880
Total Fixed Assets	115,507	124,329
Less accumulated depreciation	(24,067)	(10,768)
Fixed assets, net	$ 91,440	$ 113,561	$ 463